                                                                   EXHIBIT 10.15

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Steefel, Levitt & Weiss
One Embarcadero Center, 30th Floor
San Francisco, California 94111
Attention: Janet Norris

--------------------------------------------------------------------------------

                       SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT

     THIS AGREEMENT made this 18th day of December, 1997 between Guaranty Federal Bank, F.S.B., a federal savings bank (hereinafter called "Lender"), Networks Associates, Inc., a Delaware corporation, formerly known as McAfee Associates, Inc., a Delaware corporation (hereinafter called "Assignee"), and Birk S. McCandless, LLC, a California limited liability company (hereinafter called "Landlord").

                                WITNESSETH THAT:

     WHEREAS, Lender is the owner and holder of a Construction Deed of Trust (with Security Agreement, Fixture Filing and Assignment of Leases and Rents) (hereinafter called the "Deed of Trust") dated December 18, 1996, covering the real property described in Exhibit A and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Premises") securing the payment of a promissory note in the stated principal amount of $35,486,690.00, payable to the order of Lender;

     WHEREAS, Assignee is the tenant under a lease (hereinafter called the "Lease") dated November 22, 1996, executed by and between Landlord and Informix Corporation, a Delaware corporation and assigned to assignee pursuant to that certain Lease assignment dated November 17, 1997, covering certain property (hereinafter called the "Demised Premises") consisting of all or a part of the Mortgaged Premises; and

     WHEREAS, Assignee and Lender desire to confirm their understanding with respect to the Lease and the Deed of Trust;

     NOW, THEREFORE in consideration of the mutual covenants and agreements herein contained, Lender and assignee hereby agree and covenant as follows:

     1. Subordination. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Deed of Trust, with the provisions of the Deed of Trust controlling in all respects over the provisions of the Lease, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement. Notwithstanding the foregoing, the provisions of the Lease concerning construction of shell improvements and tenant improvements, repair of damage caused by fire or other peril, disposition of insurance proceeds, alteration of the premises, and assignment and subletting shall prevail over any inconsistent or conflicting provisions in the Deed of Trust, but without limiting Lender's security interest therein or Lender's rights under the Deed of Trust to approve such matters. Lender agrees that to the extent any action Assignee desires to take cannot be taken without the prior written consent or approval of Lender, such consent or approval shall not be unreasonably withheld.

     2. Non-Disturbance. So long as (i) Assignee is not in default (beyond any period given Assignee to cure such default) in the payment of rent or additional rent or has not committed a material default in the performance of any of the other terms, covenants or conditions of the Lease on Assignee's part to be performed, (ii) the Lease is in full force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, or, if the Lease has terminated due to the bankruptcy of Informix corporation. Assignee has entered into a new lease with Landlord on the terms and conditions of the Lease (as specified in paragraph 3 below), and such new lease is in full force and effect and (iii) Assignee attorns to Lender or a purchaser of the Mortgaged Premises as provided in Paragraph 3, then (a) Assignee's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Deed of Trust, and (b) Lender will not join Assignee as a party defendant in any action or proceeding for the purpose of terminating Assignee's interest and estate under the Lease because of any default under the Deed of Trust.

     3. New Lease: Attornment. If the Lease between Landlord and Informix Corporation is terminated as the result of the bankruptcy of Informix Corporation, Assignee and Landlord agree to enter into a new lease on the terms and conditions of the Lease (excluding Section 57 of the Lease entitled "First Right to Purchase" and Section 56 of the Lease entitled "Option to Extend Term" and as otherwise modified by the Consent to Assignment Agreement entered into by the parties and Informix Corporation concurrently herewith) and if such new lease is entered into, the term "Lease" as used herein shall refer to such new lease. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by dead-in-lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Landlord, and Assignee, and Assignee shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Assignee agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by Deed of Trust or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or dead-in-lieu of foreclosure or otherwise, to evidence such attornment. Assignee hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give assignee any right or election to terminate or otherwise adversely affect the Lease and the obligations of Assignee thereunder as a result of any such foreclosure or deed-in-lieu of foreclosure.

               4. Obligations and Remedies. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Assignee (beyond the period given Assignee to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Assignee's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Upon attornment by Assignee as provided herein, Lender or such purchaser shall be bound to Assignee under all the terms, covenants and conditions of the Lease (including, without limitation, the obligation to construct the shell improvements and the tenant improvements as provided therein) and Assignee shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Assignee might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of Landlord: provided, however, that Lender or such purchaser shall not be liable or bound to Assignee:

                    (a) for any act or omission of any prior landlord (including Landlord); or

                    (b) for any offsets or defenses which Assignee might have against any prior landlord (including Landlord); or

                    (c) for or by any rent or additional rent which Assignee might have paid for more than the current month to any prior landlord (including Landlord); or

                    (d) by any amendment, modification or consensual termination of the Lease made without Lender's consent; or

                    (e) for any security deposit, rental deposit or similar deposit given by Assignee to a prior landlord (including Landlord) unless such deposit is actually paid over to Lender or such purchaser by the prior landlord (such deposits do not include the Account for Assignee Improvements which Lender acknowledges will be disbursed pursuant to Exhibit D of the Lease for such item; or

                    (f) for any moving, relocation or refurbishment allowance or any construction of or payment or allowance for tenant improvements to the Demised Premises or any part thereof or to the Mortgaged Premises or any part thereof for the benefit of Assignee except as provided in Exhibit D to the Lease so long as Assignee pays all costs associated therewith by disbursements from the Account and otherwise; or

                    (g) for the payment of any leasing commissions or other expenses for which any prior landlord (including Landlord) incurred the obligation to pay; or

                    (h) by any notice given by Assignee to a prior landlord (including Landlord) unless a copy thereof was also then given to Lender.

The person or entity to whom Assignee attorns shall be liable to Assignee under the Lease only for matters arising during such person's or entity's period of ownership, and such liability shall terminate upon the transfer by such person or entity of its interest in the Lease and the Mortgaged Premises as to events occurring after the date of transfer.

               5. No Abridgment. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Assignee (beyond any period given Assignee to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Assignee's part to be performed.

               6. Notices of Default to Lender. Assignee agrees to give Lender a copy of any default notice sent by Assignee to Landlord under the Lease.

               7. Representations by Assignee. Assignee represents and warrants to Lender that Assignee has validly executed the Lease Assignment; the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; no rent under the Lease has been paid more than thirty (30) days in advance of its due date; there are no defaults existing under the Lease; and Assignee, as of this date, has no charge, lien, counterclaim or claim of offset under the

Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

         8. Rent Payment. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of nonjudicial or judicial foreclosure or other proceedings brought to enforce the Deed of Trust or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, Assignee agrees to pay all rents directly to lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Landlord's interest under the Lease. Assignee further agrees to pay all rents directly to Lender immediately upon notice that lender is exercising its rights to such rents under the Deed of Trust or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Landlord or other applicable party.

         9. Notice of Deed of Trust. To the extent that the Lease shall entitle Assignee to notice of any deed of trust or security agreement, this Agreement shall constitute such notice to the Assignee with respect to the Deed of Trust and to any and all other deeds of trust and security agreements which may hereafter be subject to the terms of this Agreement.

         10. Landlord Defaults. Assignee agrees with Lender that effective as of the date of this Agreement: (i) Assignee shall not take any steps to terminate the Lease for any default by Landlord or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure for the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable time to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Landlord under the Lease (oral or written) shall not constitute notice to Lender.

         11. No Amendment, Termination, Assignment or Subletting of Lease. Assignee agrees that Assignee's interest in and obligations under the Lease shall not be altered, modified or terminated without the prior written consent of Lender. Assignee further agrees that Assignee shall not assign the Lease or allow it to be assigned in any manner or sublet the Demised Premises or any part thereof without the prior written consent of Lender in any situation where Landlord's consent to any such action is required under the Lease. With respect to consents to be given by Lender pursuant to this paragraph, such consent shall not be unreasonably withheld.

         12. Liability of Lender. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or the Mortgaged Premises shall be conveyed by deed-in-lieu of foreclosure, Assignee agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed-in-lieu of foreclosure, Lender shall have no personal liability to tenant under the Lease and Assignee shall look solely to the estate and property of Landlord in the Mortgaged Premises, to the net proceeds of sale thereof or the rentals received therefrom, to the Account and proceeds therefrom held by Lender for the satisfaction of Assignee's remedies for the collection of a judgment or other judicial process requiring the payment of money by landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of the Lease to be observed or performed by Landlord and any other obligation of Landlord created by or under this Lease, and no other property or assets of Landlord or of its partners, officers, beneficiaries, co-tenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures for the satisfaction of Assignee's remedies. The term "Landlord" as used herein shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Lease, which term shall include Lender in the event Lender acquires title to the Mortgaged Premises. Further, in the event of any transfer by Landlord of Landlord's interest in this Lease, Landlord (and in the case of any subsequent transfers or conveyances, the then assignor), including each of its partners, officers, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue subsequent to the date of such transfer of Landlord's interest.

         13. Notice. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) telegram, telex or telecopy, addressed as follows:

         To Lender:                 Guaranty Federal Bank, F.S.B.
                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention: Jim Johnson

         To Assignee:               Networks Associates, Inc.
                                    2805 Bowers Avenue
                                    Santa Clara, California 95051
                                    Attention: Controller

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegraph, telex or telecopy, upon receipt.

        14. Modification. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

        15. Successor Lender. The term "Lender" as used throughout this Agreement includes any successor or assign of Lender and any holder(s) of any interest in the indebtedness secured by the Deed of Trust.

        16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective heirs, personal representatives, successors and assigns.

        17. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

        18. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

        19. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of California and the law of the United States applicable to transactions within such state.

        20. Counterparts. This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be one and the same instrument with the same signature as if all parties to this Agreement had signed the same signature page.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

                                        LENDER:

                                        GUARANTY FEDERAL BANK, F.S.B., a
                                        federal savings bank

                                        By: /s/ R. STEVE LeBLANC
                                           ----------------------------
                                           Name: R. Steve LeBlanc
                                                -----------------------
                                           Its: Division Manager
                                                -----------------------

                                        ASSIGNEE:

                                        NETWORKS ASSOCIATES, INC., A Delaware
                                        corporation

                                        By: [SIG]
                                            ---------------------------------
                                            Name: Probhat Goyal
                                                  ---------------------------
                                            Its:  CFO
                                                  ---------------------------


                                        LANDLORD:

                                        BIRK S. MCCANDLESS, LLC, a California
                                        limited liability company

                                        By: [SIG]
                                            ---------------------------------
                                            Name: Birk S. McCandless
                                                  ---------------------------
                                            Its:  Manager
                                                  ---------------------------


                             [Add acknowledgments]

DESCRIPTION OF REAL PROPERTY:


All that certain real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Parcel One:

All of Parcel 2, as shown upon that certain Map entitled, "Lot Line Adjustment Parcel Map, being a resubdivision of Parcels A and B as shown on that certain Parcel Map recorded in Book 531 of Maps at Page 8, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on February 26, 1988 in Book 584 of Maps, at Pages 17 and 18.

Parcel Two

All those easement rights as disclosed by that certain "First Amended and Restated Reciprocal Easement Agreement and other Agreements Respecting Real Property", executed by McCandless Towers, Phase I, a California General Partnership and McCandless Towers, Phase II, a California General Partnership, dated April 15, 1988, recorded August 11, 1988 in Book K637 Page 1781, Official Records of Santa Clara.





                                   EXHIBIT A

                                   CALIFORNIA

                                  ALL-PURPOSE

                                ACKNOWLEDGEMENT

STATE OF CALIFORNIA   )

COUNTY OF SANTA CLARA )

On 12/17/97 before me, Persis M. McGinn, Notary Public,
   -------             ----------------------------------------------------
    DATE               NAME, TITLE OF OFFICER-E.G. "JANE DOE, NOTARY PUBLIC"

personally appeared, Birk S. McCandless personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.           [SEAL]      PERSIS M. McGINN
                                                          Comm. #1106916
                                                     NOTARY PUBLIC - CALIFORNIA
                                                         SANTA CLARA COUNTY
                                                      Comm. Exp. July 25, 2000

  /s/ PERSIS M. McGINN       (SEAL)
-----------------------
NOTARY PUBLIC SIGNATURE

                              OPTIONAL INFORMATION

TITLE OR TYPE OF DOCUMENT_______________________________________________________

DATE OF DOCUMENT_____________________________________NUMBER OF PAGES____________

SIGNER(S) OTHER THAN NAMED ABOVE________________________________________________

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
         --------------
County of Santa Clara
          -------------
On December 18, 1997 before me, Karin C. Wallace
   -----------------            -------------------------------
     Date                       Name and Title of Officer
                                (e.g. "Jane Doe, Notary Public")

personally appeared Prabhat Goyal
                    ---------------------
                    Name(s) of Signer(s)

[X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are
                              subscribed to the within instrument and
                              acknowledged to me that he/she/they executed the
     [ SEAL ]                 same in his/her/their authorized capacity(ies),
 KARIN C. WALLACE             and that by his/her signature(s) on the instrument
                              the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



                              WITNESS my hand and official seal.


                                  KARIN C. WALLACE
                              --------------------------
                              Signature of Notary Public

------------------------------------OPTIONAL------------------------------------
Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Subordination Non disturbance Agreement
                           ----------------------------------------------------
Document Date: December 18, 1997      Number of Pages: 8
               ---------------------
Signer(s) Other Than Named Above:
                                 ----------------------------------------------
CAPACITY(IES) CLAIMED BY SIGNER(S)

Singer's Name: Prabhat Goyal            Signer's Name:
               -----------------------                -------------------------
[ ] Individual                          [ ] Individual
[X] Corporate Officer                   [ ] Corporate Officer
    Title(s) CFO                            Title(s):
            --------------------------               --------------------------
[ ] Partner -- [ ] Limited [ ] General  [ ] Partner -- [ ] Limited [ ] General
[ ] Attorney-in-Fact                    [ ] Attorney-in-Fact
[ ] Trustee                             [ ] Trustee
[ ] Guardian or Conservator    RIGHT    [ ] Guardian or Conservator    RIGHT
[ ] Other:                   THUMBPRINT [ ] Other:                   THUMBPRINT
    -----------------------  OF SIGNER      -----------------------  OF SIGNER

Signer is Representing:        TOP OF   Signer is Representing:        TOP OF
                               THUMB                                   THUMB
    -----------------------     HERE        -----------------------     HERE

    -----------------------                 -----------------------

STATE OF TEXAS

COUNTY OF DALLAS

     This instrument was acknowledged before me on 19th day of December, 1997 by
R. Steve LeBlanc, Vice President of Guaranty Federal Bank, F.S.B.

[SEAL] ANNETTE M. FOSTER
        Notary Public
       STATE OF TEXAS                         /s/ ANNETTE M. FOSTER
   My Comm. Exp. 03-13-2001                   ----------------------------------
                                              Notary Public, State of Texas

My Commission Expires:                        Annette Foster
                                              Printed or Typed Name